SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                Date of Report (date of earliest event reported):
                                  June 26, 2007

                           AIR INDUSTRIES GROUP, INC.
                           --------------------------

             (Exact Name of Registrant as Specified in its Charter)

   DELAWARE                        000-29245                        65-0452156
   --------                        ---------                        ----------
   State of                        Commission                       IRS Employer
   Incorporation                   File Number                      I.D. Number

                 1479 NORTH CLINTON AVENUE, BAY SHORE, NY 11706
                 ----------------------------------------------
                     Address of principal executive offices

                  Registrant's telephone number: (631) 968-5000

                         Gales Industries Incorporated
                         -----------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03. AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS

      On June 26, 2007, we changed our name from Gales Industries Incorporated to Air Industries Group, Inc., by filing a Certificate of Amendment of Certificate of Incorporation with the Secretary of State of Delaware. Except for the change in our name, the Certificate of Amendment of Certificate of Incorporation did not alter any other provision of our Certificate of Incorporation. Our Board of Directors and shareholders approved our name change. Our shareholders may continue to make sales or transfers using stock certificates which have our old name imprinted on them.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

      (c) Exhibits

EXHIBIT NO.
3.1               Registrant's Certificate of Amendment of Certificate of
                  Incorporation.
99.1 Press Release dated June 27, 2007 announcing name change from Gales Industries Incorporated to Air Industries Group, Inc.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 2, 2007

                               AIR INDUSTRIES GROUP, INC.


                               By: /s/ PETER RETTALIATA
                                   ---------------------------------------------
                                       Peter Rettaliata, Chief Executive Officer


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

                                  EXHIBIT INDEX

Exhibit 3.1       Registrant's Certificate of Amendment of Certificate of
                  Incorporation.

Exhibit 99.1 Press Release dated June 27, 2007 announcing name change from Gales Industries Incorporated to Air Industries Group, Inc.